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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of Earliest Event Reported): February 20, 1997

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                           SIGHT RESOURCE CORPORATION
               (Exact name of Registrant as specified in charter)

         Delaware                      1-1196                   ###-##-####
         --------                      ------                   -----------
(State or other jurisdiction   (Commission file number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



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                  67 South Bedford Street, Burlington, MA      01803
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               (Address of Principal Executive Offices)     (Zip Code)


                                 (617) 229-1100
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                Registrant's Telephone number including area code





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ITEM 5. OTHER EVENTS
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a) On February 20, 1997, the Registrant entered into a Credit Agreement (the
   "Agreement") with Creditanstalt Corporate Finance Corporation, Inc. (the "Bank") pursuant to which the Registrant can borrow $5,000,000 on a term loan basis and $5,000,000 on a revolving credit basis, subject to certain performance criteria, which loans are secured by all assets of the Registrant and its wholly owned subsidiaries. Amounts borrowed under the Agreement will be used to refinance existing debt, finance future acquisitions, provide ongoing working capital and for other general corporate purposes. As part of the Agreement, the Registrant issued to the Bank warrants to purchase 150,000 shares of the Company's common stock at a purchase price of $4.625 per share. The warrants expire December 31, 2003.

   The information contained in the Registrant's press release dated February 25, 1997 and the Agreement are incorporated by reference and filed as exhibits 99.1 and 10.1 hereto, respectively.





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ITEM 7.  EXHIBITS
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EXHIBIT NUMBER                          TITLE
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99.1                                    Press Release re: Credit Agreement

10.1 Credit Agreement between Sight Resource Corporation and Creditanstalt Corporate Finance, Inc. dated February 20, 1997

10.2 $5,000,000 Term Loan Note between Sight Resource Corporation and Creditanstalt Corporate Finance, Inc. dated February 20, 1997

10.3 $5,000,000 Revolving Credit Note between Sight Resource Corporation and Creditanstalt Corporate Finance, Inc. dated February 20, 1997

10.4 Warrant Agreement between Sight Resource Corporation and Creditanstalt Corporate Finance, Inc. dated February 20, 1997

10.5 Borrower Security Agreement between Sight Resource Corporation and Creditanstalt Corporate Finance, Inc. dated February 20, 1997

10.6 Borrower Stock Pledge Agreement between Sight Resource Corporation and Creditanstalt Corporate Finance, Inc. dated February 20, 1997







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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SIGHT RESOURCE CORPORATION



Date: March 5, 1997                  /s/ ALAN MACDONALD
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                                     Alan MacDonald,Vice President of Finance &
                                     Administration (principal financial and
                                     chief accounting officer)